UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of the Securities Exchange Act Of 1934

Date of report (Date of earliest event reported): January 9, 2022

XpresSpa Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34785	20-4988129
(Commission File Number)	(IRS Employer Identification No.)

254 West 31st Street, 11th Floor, New York, New York	10001
(Address of Principal Executive Offices)	(Zip Code)

(212) 309-7549

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	XSPA	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition

On January 10, 2022, XpresSpa Group, Inc. (“XpresSpa Group” or the “Company”) issued a press release (the “Selected Preliminary Results Press Release”) setting forth the Company’s preliminary expectations regarding selected financial results for the fourth quarter and full 2021 fiscal year. A copy of the Selected Preliminary Results Press Release is being furnished as Exhibit 99.1 and incorporated herein by reference.

The financial results in the Selected Preliminary Results Press Release are preliminary and subject to change pending the Company’s filing of its Form 10-K for fiscal year 2021, scheduled for March 2022. The preliminary financial results presented in the Selected Preliminary Results Press Release are based solely upon information available to the Company as of the date thereof, are not a comprehensive statement of the Company’s financial results or positions as of or for the three months or 12 months ended December 31, 2021, and are subject to change pending the Company’s announcement of definitive financial results.

Item 3.02.	Unregistered Sales of Equity Securities.

On January 9, 2022, XpresSpa Group entered into an acquisition agreement to acquire all of the equity interests in gcg Connect, LLC, d/b/a HyperPointe, a New Jersey limited liability company (“HyperPointe”), for an aggregate purchase price of approximately $6.5 million, plus a potential earnout described below of up to $7.5 million (the “Acquisition”). As a portion of the initial consideration for the Acquisition, XpresSpa Group has agreed to issue 552,486 shares of XpresSpa Group’s common stock, $0.01 par value (“Common Stock”), valued at the closing reference price of $1.81, which is equal to the volume weighted average trading price of the Common Stock on the Nasdaq Global Select Market for the 30 consecutive trading day period ended December 31, 2021, to the equityholders of HyperPointe upon consummation of the transactions contemplated by the acquisition agreement, subject to certain closing conditions.

XpresSpa Group also agreed pursuant to an earnout provision to issue up to an additional $7.5 million in cash or stock if certain earnout performance targets are met during an earnout period ending on the third anniversary of the date of the acquisition agreement. For purposes of the earnout, the Common Stock will also be valued based on per share. The earnout payments may be satisfied in (i) cash, (i) shares of Common Stock (also priced at $1.81, which is equal to the volume weighted average trading price of the Common Stock on the Nasdaq Global Select Market for the 30 consecutive trading day period ended December 31, 2021, or (iii) any combination thereof, at the election of the equity owners of HyperPointe, provided that in the event (and to the extent) XpresSpa Group does not have sufficient authorized shares of Common Stock that are unissued and not duly reserved for issuance upon options, warrants or other convertible securities), then XpresSpa Group shall be permitted to settle any earnout payments in cash. As a result, XpresSpa Group may issue up to an additional 4,143,647 shares of Common Stock; however, the actual number of shares that will be issued under the earnout, if any, will depend on (i) the extent of fulfillment of the earnout performance targets at the time of calculation of the earnout and (ii) the elections and conditions described in the previous sentence. The parties expect the Acquisition, which is subject to customary closing conditions, will close in the first quarter of 2022.

Effective upon and subject to the closing of the Acquisition, the Company has agreed to issue options to Ezra Ernst to purchase up to an aggregate of 1,000,000 shares of Common Stock, which award was granted as an employment inducement award pursuant to NASDAQ Listing Rule 5635(c)(4) (the “Inducement Award”).

The issuance of shares of Common Stock in connection with the Acquisition, as well as the Inducement Award and the shares of common stock issuable upon exercise thereof, will be made in accordance with the terms and subject to the conditions set forth in the acquisition agreement and in reliance on the private offering exemption of Section 4(a)(2) of the Securities Act of 1933, as amended, and/or the private offering safe harbor provision of Rule 506 of Regulation D promulgated thereunder. The issuance and sale is not being conducted in connection with a public offering, and no public solicitation or advertisement will be made or relied upon in connection with the issuance of the shares.

Item 7.01.	Regulation FD Disclosure.

The Company will be presenting at the 24th Annual ICR Conference on Tuesday, January 11th, 2022 at 11:00 a.m. Eastern Time. The investor presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The presentation will be available on the Company’s website http://xpresspagroup.com. Visitors to the website should select the “Investors” tab and navigate to the “Events” link to access the webcast.

Item 8.01.	Other Events

On January 10, 2022, the Company issued a press release (the “HyperPointe Press Release” and together with the Selected Preliminary Results Press Release, the “Press Releases”) regarding the Acquisition and announcing that Ezra Ernst, CEO of HyperPointe, as the Chief Executive Officer of the Company’s subsidiary, XpresTest, Inc., running that subsidiary’s XpresCheck business and reporting to Doug Satzman, XpresSpa Group Chief Executive Officer. A copy of the HyperPointe Press Release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

On January 10, 2022, we issued a press release entitled “XpresSpa Group Announces Inducement Grant Under Nasdaq Listing Rule 5635(c)(4),” a copy of which is included as Exhibit 99.4 to this report.

Forward-Looking Statements

The Press Releases and the Investor Presentation include forward-looking statements, which may be identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” “future,” “continue,” or the negative of such terms, or other comparable terminology. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein. The forward looking statements in the Press Releases and the Investor Presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including, but not limited to, the risks and uncertainties and other factors discussed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 filed on March 31, 2021, and the Company’s subsequently filed Quarterly Reports on Form 10-Q, including the Form 10-Q for the quarter ended September 30, 2021 to be filed substantially concurrently with this Form 8-K. The Company expressly disclaims any obligation to publicly update any forward-looking statements contained herein, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits

(d)       Exhibits

99.1	Selected Preliminary Results Press Release, dated January 10, 2022
99.2	Investor Presentation – January 10, 2022
99.3	HyperPointe Press Release, dated January 10, 2022
99.4	Press Release, dated January 10, 2022 entitled “XpresSpa Group Announces Inducement Grant Under Nasdaq Listing Rule 5635(c)(4)”
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XpresSpa Group, Inc.

Date: January 10, 2022	By:	/s/ Douglas Satzman
	Name:	Douglas Satzman
	Title:	Chief Executive Officer